PHOENIX-ENGEMANN FUNDS

                       PHOENIX-ENGEMANN FOCUS GROWTH FUND

       Supplement dated April 17, 2001 to Prospectus dated March 15, 2001


         The disclosure under the heading "Portfolio Management" in the last paragraph on page 24 of the prospectus is replaced with the following:

         Scott Swanson and John Tilson serve as Co-Portfolio Managers of the Focus Growth Fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Swanson is a Vice President of Engemann and has been with Engemann since 1990. Mr. Tilson is an Executive Vice President of Engemann and has been with Engemann since 1983. Messrs. Swanson and Tilson earned the right to use the Chartered Financial Analyst designation in 1991 and 1974, respectively.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PDP 2011/FGPM (4/01)